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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08716

Evergreen Variable Annuity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Evergreen VA Core Bond Fund, for the year ended December 31, 2009. This series has December 31 fiscal year end.

Date of reporting period: December 31, 2009

Item 1 - Reports to Stockholders.

Evergreen VA Core Bond Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
23	NOTES TO FINANCIAL STATEMENTS
35	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
36	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Core Bond Fund for the twelve-month period ended December 31, 2009 (the “period”).

After a tumultuous 2008, U.S. stocks enjoyed an impressive, though sometimes volatile, recovery over the 2009 fiscal year. The bond market also recovered some of its normalcy; the best-performing fixed income markets at the end of the period were those that were the most depressed and distorted as it began. A variety of concerns, including recession, the dollar, employment, and the banking system, weighed heavily on both equity and fixed income investors throughout the fiscal year. Key issues for many investors included the pace of the economic recovery, and whether or not the market’s impressive comeback would be sustainable.

Early in 2009, the fixed income markets were dogged by worries about deflation, as evidenced by investors’ willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009, and international markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets, which were affected by the weakness in economic data and corporate profits, rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third-quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. In October 2009, stocks closed lower for the first time in seven months, as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets in October failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss, and emerging markets managed to rise by 1%, adding to impressive fiscal-year-end returns.

The market’s technicals appeared much stronger than its fundamentals throughout most of the period. Fortunately, however, the fundamental picture began to brighten, as better-than-expected economic data during the last months of the period suggested the possibility of improvements in corporate performance. Interest rates and inflation remained low, providing a healthy backdrop for corporations that have been aggressively cutting costs from their expense structures. Yet challenges remain, particularly in the

LETTER TO SHAREHOLDERS continued

form of housing, the dollar, employment, and credit availability. In addition to these domestic challenges, other global issues surfaced, such as the debt crisis in the Persian Gulf emirate of Dubai at the end of November, which caused a global sell-off in the last few trading days of the month and raised fears of other global issues surfacing.

During a period that swung from recession to recovery, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios attempted to seek total return and current income.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting expected to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

FUND AT A GLANCE

as of December 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor1:

Wells Capital Management Inc.

Portfolio Managers1:

Troy Ludgood; Thomas O’Connor, CFA

1	Effective December 1, 2009, Wells Capital Management Inc. became sub-advisor for the fund. Mr. Ludgood and Mr. O’Connor became portfolio managers of the fund.

PERFORMANCE AND RETURNS

Portfolio inception date: 7/31/2002

	Class 1	Class 2
Class inception date	7/31/2002	7/31/2002

Average annual return

1-year	8.17%	7.89%

5-year	-0.44%	-0.68%

Since portfolio inception	1.35%	1.10%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee.

Returns reflect expense limits previously in effect, without which returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Core Bond Fund Class 1 shares versus a similar investment in the Barclays Capital Aggregate Bond Index (BCABI) and the Consumer Price Index (CPI).

The BCABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of December 31, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 8.17% for the twelve-month period ended December 31, 2009. During the same period, the BCABI returned 5.93%.

The fund’s objective is to seek to maximize total return through a combination of current income and capital growth.

Investment process

After providing very high returns in 2008 as investors shunned risky assets, Treasuries began to underperform most areas of the market at the start of 2009. Concerns about the future supply of Treasuries and some risk-taking by investors in spread products and equities helped push yields higher, especially on the long end of the yield curve. Building on the momentum of the first quarter, the stock market continued to make gains in the second quarter. Despite the economic uncertainty, investor confidence in the stability of the financial system seemed to grow and risk aversion abated even further as the year went on. This led to declines in risk premiums across the financial markets, especially in the fixed income sector. U.S Treasury yields rose for the first quarter on concerns about deficit spending, a weakening U.S. dollar, and potential inflation. The second half of the year was marked by strong performance across all capital markets, as investors continued to transition from fear to optimism. Clearly, the actions of both the United States and foreign governments during 2009 helped stabilize the world’s financial system. With the exception of Treasuries, all fixed income sectors provided positive returns for the year ending December 31, 2009, with the best returns seen in the non-government sectors. Treasury returns were negative for the year as longer-term rates rose with a strengthening economy.

Contributors to performance

The corporate sector started the quarter off on a solid note as it continued to build on the gains made in December of 2008. Despite some weakness in February and March, the sector outperformed Treasuries by a wide margin for the rest of the year. The sector benefited as solid new issuance was met with strong demand, and the general move into riskier assets helped tighten spreads. With spreads well above record levels coming into the year, the fund held a significant overweight to the corporate sector and this enhanced returns. As spreads narrowed throughout the year, the fund’s overweight to corporates was reduced, but it was still one of the largest contributors for the year. In addition, the fund’s overweight to A and BBB rated bonds relative to AAA and AA rated issues aided returns.1 The fund’s overweight to Federal National Mortgage Association (FNMA) delegated underwriting and servicing (DUS) bonds relative to U.S. government agency debentures also added to returns for the quarter. FNMA DUS benefited from its yield advantage over agency bonds, as well as the spread tightening that all agency-related debt experienced especially early in the year.

The best performing sector for the year was the commercial mortgage-backed securities (CMBS) sector, which gained back a significant portion of 2008’s underperformance. As CMBS spreads narrowed this year, we reduced the fund’s overweight relative to the

PORTFOLIO MANAGER COMMENTARY continued

market benchmark, but maintained on overweight at the end of 2009, believing that valuation still looked attractive. This overweight was a significant contributor to performance. The residential mortgage-backed securities (RMBS) sector, which was one of the worst performers in 2008, also recovered in 2009. As prices and liquidity improved in the market, the fund took the opportunity to reduce exposure to this sector, but overall RMBS investments added to returns.

Detractors from performance

While the corporate, CMBS, and RMBS sectors posted strong returns for the year, they all struggled in February and March as investors remained concerned about the economy’s overall state. The fund’s overweight to these sectors held back returns for the first quarter of 2009. In addition, within the corporate market, the finance sector struggled and the fund’s overweight to that area was a negative. The U.S. government agency MBS sector rebounded in the first quarter, supported by government programs. The fund continued to have an overweight to non-agency RMBS relative to agency MBS investments, and this hurt returns for the first quarter. Spreads on U.S. agency and other government-related securities continued the tightening trend from the first quarter as the year wore on. The fund remained moderately underweight to this area of the market and returns ultimately were negatively affected by this position. Within the MBS sector, premium pass-through mortgages performed particularly well, benefiting from a reduction in prepayment fears as interest rates rose. The fund was underweight to premium mortgages and this also detracted from returns. In addition, the fund held a slight underweight position to the government-related area of the market and this held back returns a bit. Given the low level of interest rates, the fund held an average duration that was slightly shorter than that of the market; as interest rates fell, this also detracted from returns.

1 The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service.

Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2009	12/31/2009	During Period*

Actual
Class 1	$1,000.00	$1,049.65	$3.56
Class 2	$1,000.00	$1,047.00	$4.85
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,021.73	$3.52
Class 2	$1,000.00	$1,020.47	$4.79

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.69% for Class 1 and 0.94% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2009	2008	2007	2006	2005

Net asset value, beginning of period	$7.85	$9.97	$9.99	$10.05	$10.17

Income from investment operations
Net investment income	0.31	0.50	0.49	0.46 [1]	0.40 [1]
Net realized and unrealized gains or losses on investments	0.33	(2.44)	0.01	(0.04)	(0.16)

Total from investment operations	0.64	(1.94)	0.50	0.42	0.24

Distributions to shareholders from
Net investment income	(0.17)	(0.14)	(0.52)	(0.48)	(0.36)
Net realized gains	0	0	0	0	0 [2]
Tax basis return of capital	0	(0.04)[1]	0	0	0

Total distributions to shareholders	(0.17)	(0.18)	(0.52)	(0.48)	(0.36)

Net asset value, end of period	$8.32	$7.85	$9.97	$9.99	$10.05

Total return[3]	8.17%	(19.36)%	5.08%	4.21%	2.40%

Ratios and supplemental data
Net assets, end of period (thousands)	$86	$82	$104	$104	$129
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.68%	0.64%	0.57%	0.53%	0.56%
Expenses excluding waivers/reimbursements and expense reductions	0.68%	0.64%	0.57%	0.53%	0.56%
Net investment income	3.76%	5.38%	4.86%	4.56%	3.90%
Portfolio turnover rate	510%[4]	142%[4]	228%[4]	152%	197%

1	Per share amount is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Total return does not reflect charges attributable to your insurance company’s separate account.
4	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2009	2008	2007	2006	2005

Net asset value, beginning of period	$7.88	$10.00	$10.00	$10.05	$10.17

Income from investment operations
Net investment income	0.29	0.47 [1]	0.48	0.44 [1]	0.38 [1]
Net realized and unrealized gains or losses on investments	0.33	(2.43)	0	(0.04)	(0.16)

Total from investment operations	0.62	(1.96)	0.48	0.40	0.22

Distributions to shareholders from
Net investment income	(0.15)	(0.12)	(0.48)	(0.45)	(0.34)
Net realized gains	0	0	0	0	0 [2]
Tax basis return of capital	0	(0.04)[1]	0	0	0

Total distributions to shareholders	(0.15)	(0.16)	(0.48)	(0.45)	(0.34)

Net asset value, end of period	$8.35	$7.88	$10.00	$10.00	$10.05

Total return[3]	7.89%	(19.59)%	4.89%	3.96%	2.17%

Ratios and supplemental data
Net assets, end of period (thousands)	$30,251	$30,175	$49,576	$50,869	$46,680
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.93%	0.89%	0.82%	0.78%	0.82%
Expenses excluding waivers/reimbursements and expense reductions	0.93%	0.89%	0.82%	0.78%	0.82%
Net investment income	3.52%	5.11%	4.61%	4.33%	3.74%
Portfolio turnover rate	510%[4]	142%[4]	228%[4]	152%	197%

1	Per share amount is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Total return does not reflect charges attributable to your insurance company’s separate account.
4	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2009

	Principal
	Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 3.3%
FIXED-RATE 3.3%
FNMA:
5.98%, 11/01/2011	$192,586	$202,859
6.06%, 09/01/2011	274,476	292,190
6.20%, 05/01/2011	292,390	306,314
6.44%, 04/01/2011	189,404	198,612

Total Agency Commercial Mortgage-Backed Securities (cost $1,007,582)		999,975

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 3.7%
FIXED-RATE 3.7%
FNMA:
Ser. 2001-81, Class HE, 6.50%, 01/25/2032	704,697	755,345
Ser. 2003-108, Class BE, 4.00%, 11/25/2018	350,000	358,187

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $1,132,296)		1,113,532

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 43.8%
FIXED-RATE 42.9%
FHLMC:
4.00%, 07/15/2017	363,993	377,426
4.50%, 01/15/2029	350,000	365,265
5.00%, 12/15/2017	350,000	371,351
5.50%, 11/01/2017-06/01/2036 ##	2,122,139	2,257,836
5.82%, 11/01/2036	293,662	313,070
6.15%, 06/01/2037	299,303	320,263
FNMA:
5.50%, 11/01/2023-09/01/2036 ##	2,811,022	2,958,486
6.00%, 04/01/2035-05/01/2038	929,397	987,982
6.10%, 03/01/2012	423,002	452,778
6.18%, 12/01/2047	333,455	357,560
7.00%, 01/01/2040	161,000	176,396
7.07%, 12/01/2010	479,621	479,705
FNMA 30 year:
4.50%, TBA #	1,800,000	1,792,719
5.00%, TBA #	900,000	923,625
GNMA 30 year, 4.50%, TBA #	900,000	897,721

		13,032,183

FLOATING-RATE 0.9%
FNMA, 5.45%, 01/01/2036	248,818	263,146

Total Agency Mortgage-Backed Pass Through Securities (cost $13,392,528)		13,295,329

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal
	Amount	Value

ASSET-BACKED SECURITIES 5.9%
Bank of America Credit Card Trust:
Ser. 2006-A11, Class A11, FRN, 0.26%, 04/15/2016	$63,000	$60,686
Ser. 2007-A4, Class A4, FRN, 0.27%, 11/15/2019 ##	233,000	212,908
Capital One Multi-Asset Execution Trust, Ser. 2008-A3, Class A3, 5.05%, 02/15/2016	120,000	128,889
CitiBank Credit Card Issuance Trust:
Ser. 2008-A5, Class A5, 4.85%, 04/22/2015	500,000	536,183
Ser. 2009-A5, Class A5, 2.25%, 12/23/2014	216,000	214,994
Discover Card Master Trust I, Ser. 2006-3, Class A1, FRN, 0.26%, 03/15/2014	38,000	37,558
MBNA Master Credit Card Trust, Ser. 1997-B, Class A, FRN, 0.39%, 08/15/2014	72,000	70,598
SLM Student Loan Trust:
Ser. 2003-6, Class A4, FRN, 0.45%, 12/17/2018	33,958	33,771
Ser. 2008-5:
Class A2, 1.38%, 10/25/2016	150,000	152,382
Class A4, FRN, 1.98%, 07/25/2023	325,000	340,313

Total Asset-Backed Securities (cost $1,787,559)		1,788,282

COMMERCIAL MORTGAGE-BACKED SECURITIES 16.3%
FIXED-RATE 16.3%
Banc of America Comml. Mtge. Securities, Inc., Ser. 2007-02, Class A2, 5.63%, 04/10/2049	44,000	43,958
Bear Stearns Comml. Mtge. Securities, Inc.:
Ser. 2000-WF2, Class A2, 7.32%, 10/15/2032	412,131	420,270
Ser. 2001-TOP2, Class A2, 6.48%, 02/15/2035	25,000	25,883
Ser. 2002-PBW1, Class A2, 4.72%, 11/11/2035	124,000	127,439
Ser. 2002-TOP6, Class A2, 6.46%, 10/15/2036	567,000	595,611
Ser. 2004-T16, Class A6, 4.75%, 02/13/2046	32,000	31,081
Ser. 2005-PWR8, Class A4, 4.67%, 06/11/2041	51,000	48,865
Commercial Mtge. Pass-Through Certs., Ser. 2001-J2A, Class A2, 6.10%, 07/16/2034 144A	545,000	568,585
Credit Suisse First Boston Mtge. Securities Corp.:
Ser. 2001-C2, Class A4, 6.51%, 02/15/2034	412,606	425,488
Ser. 2002-CKS4, Class A1, 4.49%, 11/15/2036	11,099	11,295
Ser. 2005-C1:
Class A3, 4.81%, 02/15/2038	10,000	9,991
Class A4, 5.01%, 02/15/2038	10,000	9,829
Ser. 2005-C2, Class A4, 4.83%, 04/15/2037	10,000	9,643
Ser. 2005-C5, Class A4, 5.10%, 08/15/2038	23,000	22,196
Ser. 2006-C4, Class A3, 5.47%, 09/15/2039	390,000	334,977
First Union National Bank Comml. Mtge. Trust:
Ser. 2000-C2, Class A, 7.20%, 10/15/2032	187,000	191,124
Ser. 2002-C1, Class A2, 6.14%, 02/12/2034	215,757	225,758
GE Capital Comml. Mtge. Corp., Ser. 2005-C4, Class A4, 5.33%, 11/10/2045	99,000	96,850

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FIXED-RATE continued
Greenwich Capital Comml. Funding Corp.:
Ser. 2005-GG3, Class A4, 4.80%, 08/10/2042	$28,000	$27,072
Ser. 2005-GG5, Class A5, 5.22%, 04/10/2037	110,000	104,391
Ser. 2006-GG7, Class A4, 5.92%, 07/10/2038	81,000	74,036
GS Mtge. Securities Corp., Ser. 2001-GL3A, Class A2, 6.45%, 08/05/2018 144A	86,000	90,227
JPMorgan Chase & Co. Comml. Mtge. Securities Corp.:
Ser. 2007-CB18, Class A4, 5.44%, 06/12/2047	350,000	305,716
Ser. 2007-CB19, Class A2, 5.75%, 02/12/2049	26,000	26,702
Ser. 2009-IWST, Class A2, 5.63%, 12/01/2019 144A	54,000	53,358
LB-UBS Comml. Mtge. Trust:
Ser. 2000-C5, Class A2, 6.51%, 12/15/2026	158,723	162,804
Ser. 2003-C8, Class A4, 5.12%, 11/15/2032	52,000	51,270
Ser. 2004-C1, Class A4, 4.57%, 01/15/2031	360,000	352,599
Ser. 2007-C1, Class A3, 5.40%, 02/15/2040	22,000	21,741
Merrill Lynch Mtge. Trust, Ser. 2003-KEY1, Class A4, 5.24%, 11/12/2035	32,000	32,509
Morgan Stanley Capital I, Inc.:
Ser. 2004-T15, Class A2, 4.69%, 06/13/2041	350,378	353,328
Ser. 2004-T15, Class A4, 5.27%, 06/13/2041	25,000	25,074
Ser. 2005-T17, Class A5, 4.78%, 12/13/2041	10,000	9,832
Ser. 2007-HQ11, Class A31, 5.44%, 02/12/2044	54,000	53,522

Total Commercial Mortgage-Backed Securities (cost $5,028,588)		4,943,024

CORPORATE BONDS 13.0%
CONSUMER DISCRETIONARY 0.1%
Media 0.1%
News America, Inc., 6.90%, 08/15/2039 144A	25,000	27,362

CONSUMER STAPLES 0.8%
Beverages 0.4%
Anheuser-Busch, 7.75%, 01/15/2019 144A	100,000	117,275

Tobacco 0.4%
Altria Group, Inc., 9.70%, 11/10/2018	90,000	111,429

ENERGY 1.8%
Oil, Gas & Consumable Fuels 1.8%
Anadarko Petroleum Corp., 8.70%, 03/15/2019	70,000	87,219
Energy Transfer Partners, LP:
8.50%, 04/15/2014	40,000	46,214
9.00%, 04/15/2019	60,000	71,636
Husky Energy, Inc.:
5.90%, 06/15/2014	30,000	32,733
7.25%, 12/15/2019	50,000	57,885
Kinder Morgan, Inc., 6.50%, 09/01/2012	110,000	114,950

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Total Capital SA, 3.125%, 10/02/2015	$120,000	$118,671
Valero Energy Corp., 9.375%, 03/15/2019	25,000	29,783

		559,091

FINANCIALS 5.5%
Capital Markets 3.0%
Bear Stearns Companies, 6.95%, 08/10/2012	30,000	33,539
Goldman Sachs Group, Inc.:
5.45%, 11/01/2012	85,000	91,450
5.79%, 12/29/2049	115,000	89,700
6.75%, 10/01/2037	200,000	206,230
Lazard Group, LLC:
6.85%, 06/15/2017	85,000	85,666
7.125%, 05/15/2015	85,000	88,340
Morgan Stanley:
5.95%, 12/28/2017	200,000	206,614
6.00%, 05/13/2014	100,000	107,623

		909,162

Consumer Finance 0.3%
American Express Co.:
7.25%, 05/20/2014	45,000	50,825
8.15%, 03/19/2038	40,000	50,204

		101,029

Diversified Financial Services 1.7%
Bank of America Corp.:
5.75%, 12/01/2017	45,000	46,154
6.00%, 09/01/2017	40,000	41,580
7.375%, 05/15/2014	130,000	147,652
Citigroup, Inc., 6.375%, 08/12/2014	60,000	62,877
JPMorgan Chase & Co., 6.80%, 10/01/2037	60,000	59,798
WEA Finance, LLC:
7.125%, 04/15/2018 144A	70,000	76,655
7.50%, 06/02/2014 144A	55,000	61,950

		496,666

Insurance 0.1%
Liberty Mutual Group, 7.50%, 08/15/2036 144A	40,000	36,721

Real Estate Investment Trusts (REITs) 0.4%
HCP, Inc.:
5.65%, 12/15/2013	60,000	60,157
6.00%, 01/30/2017	10,000	9,424
6.30%, 09/15/2016	20,000	19,547
6.70%, 01/30/2018	20,000	19,433

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate Investment Trusts (REITs) continued
Mack-Cali Realty Corp., 7.75%, 08/15/2019	$20,000	$20,730

		129,291

HEALTH CARE 1.3%
Biotechnology 0.2%
Amgen, Inc., 6.40%, 02/01/2039	55,000	60,558

Health Care Equipment & Supplies 0.4%
CareFusion Corp.:
5.125%, 08/01/2014 144A	65,000	68,398
6.375%, 08/01/2019 144A	40,000	42,898

		111,296

Health Care Providers & Services 0.4%
Coventry Health Care, Inc., 5.95%, 03/15/2017	60,000	54,484
UnitedHealth Group, Inc., 6.875%, 02/15/2038	65,000	67,393

		121,877

Pharmaceuticals 0.3%
Pfizer, Inc., 5.35%, 03/15/2015	90,000	98,474

INFORMATION TECHNOLOGY 0.9%
Communications Equipment 0.5%
Cisco Systems, Inc.:
4.45%, 01/15/2020	80,000	78,636
5.50%, 01/15/2040	75,000	71,972
5.90%, 02/15/2039	15,000	15,219

		165,827

Computers & Peripherals 0.4%
Dell, Inc., 5.875%, 06/15/2019	25,000	26,504
Hewlett-Packard Co., 4.75%, 06/02/2014	80,000	85,514

		112,018

MATERIALS 0.4%
Chemicals 0.4%
Dow Chemical Co., 8.55%, 05/15/2019	95,000	113,539

TELECOMMUNICATION SERVICES 1.0%
Wireless Telecommunication Services 1.0%
AT&T Corp., 8.375%, 03/15/2013	65,000	74,979
Verizon Communications, Inc.:
3.75%, 05/20/2011	85,000	87,679
5.55%, 02/01/2014	20,000	21,725
7.38%, 11/15/2013	50,000	57,482
8.50%, 11/15/2018	45,000	55,908

		297,773

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES 1.2%
Electric Utilities 0.7%
Duke Energy Corp., 6.30%, 02/01/2014	$55,000	$60,533
Exelon Corp.:
5.20%, 10/01/2019	15,000	15,035
6.25%, 10/01/2039	30,000	30,669
FirstEnergy Solutions Co.:
4.80%, 02/15/2015	20,000	20,437
6.05%, 08/15/2021	60,000	60,654
6.80%, 08/15/2039	25,000	25,331

		212,659

Multi-Utilities 0.5%
Dominion Resources, Inc., 8.875%, 01/15/2019	120,000	149,790

Total Corporate Bonds (cost $3,955,686)		3,931,837

MUNICIPAL OBLIGATIONS 0.4%
GENERAL OBLIGATION – STATE 0.3%
California GO, Build America Bonds, 7.30%, 10/01/2039	80,000	75,606

TRANSPORTATION 0.1%
North Texas Toll Auth. RB, Build America Bonds, 6.72%, 01/01/2049	40,000	42,068

Total Municipal Obligations (cost $120,351)		117,674

U.S. TREASURY OBLIGATIONS 16.9%
U.S. Treasury Bonds:
3.50%, 02/15/2039	575,000	471,141
4.50%, 08/15/2039	217,000	212,152
U.S. Treasury Notes:
1.375%, 10/15/2012	310,000	308,353
2.125%, 11/30/2014	982,000	959,063
2.625%, 12/31/2014	666,000	664,284
3.125%, 05/15/2019	250,000	236,836
3.375%, 11/15/2019	2,367,000	2,277,511

Total U.S. Treasury Obligations (cost $5,248,607)		5,129,340

YANKEE OBLIGATIONS – CORPORATE 6.2%
CONSUMER DISCRETIONARY 0.4%
Media 0.4%
British Sky Broadcasting Group plc, 9.50%, 11/15/2018 144A	45,000	57,783
Grupo Televisa SA , 6.625%, 01/15/2040 144A	55,000	54,666

		112,449

ENERGY 0.3%
Oil, Gas & Consumable Fuels 0.3%
Cenovus Energy, Inc., 5.70%, 10/15/2019 144A	50,000	52,251
Petrobras Energia SA, 6.875%, 01/20/2040	45,000	46,467

		98,718

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal
	Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
FINANCIALS 3.6%
Capital Markets 0.6%
BP Capital Markets plc, 3.875%, 03/10/2015	$185,000	$190,294

Commercial Banks 1.9%
Achmea Hypotheekbank NV, 3.20%, 11/03/2014 144A	135,000	134,888
Commonwealth Bank of Australia:
3.75%, 10/15/2014 144A	55,000	55,194
5.00%, 10/15/2019 144A	55,000	54,710
NIBC Bank NV, 2.80%, 12/02/2014 144A	100,000	97,419
Swedish Export Credit, 3.25%, 09/16/2014	130,000	130,119
Westpac Banking Corp., 2.25%, 11/19/2012	95,000	94,841

		567,171

Consumer Finance 0.3%
Petrobras International Finance Co., 7.875%, 03/15/2019	65,000	75,258

Diversified Financial Services 0.8%
Credit Suisse First Boston, 6.00%, 02/15/2018	150,000	157,203
Shell International Finance BV, 4.00%, 03/21/2014	95,000	99,231

		256,434

INDUSTRIALS 0.4%
Industrial Conglomerates 0.4%
Hutchison Whampoa, Ltd., 4.625%, 09/11/2015 144A	130,000	131,494

MATERIALS 0.6%
Metals & Mining 0.6%
Rio Tinto, Ltd.:
5.875%, 07/15/2013	50,000	53,995
9.00%, 05/01/2019	45,000	57,047
Vale Overseas, Ltd., 6.875%, 11/10/2039	55,000	55,645

		166,687

TELECOMMUNICATION SERVICES 0.9%
Diversified Telecommunication Services 0.1%
France Telecom, 7.75%, 03/01/2011	35,000	37,523

Wireless Telecommunication Services 0.8%
America Movil S.A.B. de C.V., 5.00%, 10/16/2019 144A	100,000	97,964
Rogers Communications, Inc.:
5.50%, 03/15/2014	20,000	21,451
6.375%, 03/01/2014	100,000	110,821

		230,236

Total Yankee Obligations – Corporate (cost $1,885,261)		1,866,264

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal
	Amount	Value

YANKEE OBLIGATIONS – GOVERNMENT 1.6%
Canada:
4.00%, 10/07/2019	$40,000	$38,378
4.10%, 06/16/2014	180,000	188,041
Korea, 7.125%, 04/16/2019	135,000	155,069
Société de Financement de l’Economie Française, 2.875%, 09/22/2014 144A	120,000	119,196

Total Yankee Obligations – Government (cost $511,808)		500,684

	Shares	Value

SHORT-TERM INVESTMENTS 3.1%
MUTUAL FUND SHARES 3.1%
Evergreen Institutional Money Market Fund, Class I, 0.01% q ø ## (cost $953,014)	953,014	953,014

Total Investments (cost $35,023,280) 114.2%		34,638,955

	Principal
	Amount	Value

SECURITIES SOLD SHORT (3.5%)
AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES (3.5%)
FNMA 15 year, 5.50%, TBA #	$(500,000)	(528,828)
FNMA 30 year:
5.50%, TBA #	(400,000)	(418,750)
6.00%, TBA #	(100,000)	(105,921)

Total Securities Sold Short (proceeds $1,063,997)		(1,053,499)

Other Assets and Liabilities (10.7%)		(3,247,588)

Net Assets 100.0%		$30,337,868

##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
#	When-issued or delayed delivery security
144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
GO	General Obligation
RB	Revenue Bond
TBA	To Be Announced

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s rating as of December 31, 2009 (unaudited):

AAA	80.1%
AA	3.7%
A	8.8%
BBB	6.7%
BB	0.3%
CCC	0.4%

100.0%

The following table shows the percent of total bonds based on effective maturity as of December 31, 2009 (unaudited):

Less than 1 year	1.5%
1 to 3 year(s)	6.7%
3 to 5 years	11.8%
5 to 10 years	26.7%
10 to 20 years	7.4%
20 to 30 years	40.8%
More than 30 years	5.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $34,070,266)	$33,685,941
Investments in affiliated issuers, at value (cost $953,014)	953,014

Total investments	34,638,955
Receivable for securities sold	15,797,177
Interest receivable	207,325

Total assets	50,643,457

Liabilities
Payable for securities purchased	19,156,224
Payable for Fund shares redeemed	79,665
Payable for securities sold short, at value (proceeds $1,063,997)	1,053,499
Advisory fee payable	1,068
Distribution Plan expenses payable	832
Due to other related parties	340
Accrued expenses and other liabilities	13,961

Total liabilities	20,305,589

Net assets	$30,337,868

Net assets represented by
Paid-in capital	$38,393,328
Undistributed net investment income	37,455
Accumulated net realized losses on investments	(7,719,088)
Net unrealized losses on investments	(373,827)

Total net assets	$30,337,868

Net assets consists of
Class 1	$86,390
Class 2	30,251,478

Total net assets	$30,337,868

Shares outstanding (unlimited number of shares authorized)
Class 1	10,383
Class 2	3,622,007

Net asset value per share
Class 1	$8.32
Class 2	$8.35

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment income
Interest (net of foreign withholding taxes of $115)	$1,267,218
Income from affiliated issuers	37,725
Dividends	16,278

Total investment income	1,321,221

Expenses
Advisory fee	94,943
Distribution Plan expenses	73,963
Administrative services fee	29,670
Transfer agent fees	51
Trustees’ fees and expenses	2,510
Printing and postage expenses	26,511
Custodian and accounting fees	13,014
Professional fees	34,587
Other	1,562

Total expenses	276,811
Less: Expense reductions	(9)

Net expenses	276,802

Net investment income	1,044,419

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities
Unaffiliated issuers	(5,026,530)
Affiliated issuers	(15,750)
Credit default swap transactions	(623,763)
Total return swap transactions	(106,743)

Net realized losses on investments	(5,772,786)

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	6,584,438
Affiliated issuers	30,448
Credit default swap transactions	431,837
Total return swap transactions	(135,932)
Securities sold short	10,498

Net change in unrealized gains or losses on investments	6,921,289

Net realized and unrealized gains or losses on investments	1,148,503

Net increase in net assets resulting from operations	$2,192,922

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009		2008

Operations
Net investment income		$1,044,419		$2,102,883
Net realized losses on investments		(5,772,786)		(3,009,319)
Net change in unrealized gains or losses on investments		6,921,289		(7,796,913)

Net increase (decrease) in net assets resulting from operations		2,192,922		(8,703,349)

Distributions to shareholders from
Net investment income
Class 1		(1,806)		(1,464)
Class 2		(547,172)		(435,213)
Tax basis return of capital
Class 1		0		(453)
Class 2		0		(195,687)

Total distributions to shareholders		(548,978)		(632,817)

	Shares		Shares

Capital share transactions
Proceeds from shares sold Class 2	239,418	1,959,043	40,830	387,163

Net asset value of shares issued in reinvestment of distributions Class 2	64,678	547,172	81,135	630,900

Payment for shares redeemed Class 2	(511,143)	(4,068,310)	(1,250,954)	(11,105,100)

Net decrease in net assets resulting from capital share transactions		(1,562,095)		(10,087,037)

Total increase (decrease) in net assets		81,849		(19,423,203)
Net assets
Beginning of period		30,256,019		49,679,222

End of period		$30,337,868		$30,256,019

Undistributed net investment income		$37,455		$295,217

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Core Bond Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 26, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

e. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of

NOTES TO FINANCIAL STATEMENTS continued

protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

NOTES TO FINANCIAL STATEMENTS continued

f. Total return swaps

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Certain total return swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

g. Short sales

The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.

The Fund records the proceeds as a liability which is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Any interest or dividends accrued on such borrowed securities during the period of the loan are recorded as an expense on the Statement of Operations. To borrow the security, the Fund may be required to pay a premium, which would decrease the proceeds of the security sold. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the closing of a short sale if the market price at the closing is less than or greater than, respectively, the proceeds originally received. Until the short sale is closed or the borrowed security is replaced, the Fund maintains a segregated account of cash or liquid securities, the dollar value of which is at least equal to the market value of the security at the time of the short sale.

NOTES TO FINANCIAL STATEMENTS continued

h. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

i. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

j. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to swap contracts. During the year ended December 31, 2009, the following amounts were reclassified:

Undistributed net investment income	$(753,203)
Accumulated net realized losses on investments	753,203

k. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.32% and declining to 0.28% as the aggregate average daily net

NOTES TO FINANCIAL STATEMENTS continued

assets of the Fund and its retail counterpart, Evergreen Core Bond Fund, increase. For the year ended December 31, 2009, the advisory fee was equivalent to an annual rate of 0.32% of the Fund’s average daily net assets.

Effective December 1, 2009, Wells Capital Management Inc. (“Wells Capital”), an indirect wholly-owned subsidiary of Wells Fargo, replaced Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, as the investment sub-advisor to the Fund pursuant to a new interim sub-advisory agreement between EIMC and Wells Capital. The interim sub-advisory agreement will be in effect until no later than April 29, 2010. The shareholders of the Fund will meet on or around April 15, 2010 to consider a definitive sub-advisory agreement with Wells Capital, which if approved would replace the Fund’s interim agreement. The investment sub-advisor to the Fund is paid by EIMC for its services to the Fund.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2009:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$132,850,734[1]	$12,249,474	$123,871,172[1]	$ 19,301,536

1	Purchase and sale transactions include mortgage dollar Roll activity.

NOTES TO FINANCIAL STATEMENTS continued

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Asset-backed securities	$0	$1,788,282	$0	$1,788,282
Mortgage-backed securities	0	20,351,860	0	20,351,860
Corporate debt securities	0	5,798,101	0	5,798,101
Debt securities issued by foreign governments	0	500,684	0	500,684
Debt securities issued by U.S. Treasury and U.S. government agencies	5,129,340	0	0	5,129,340
Debt securities issued by states in the U.S. and its political subdivisions	0	117,674	0	117,674
Short-term investments	953,014	0	0	953,014

	$6,082,354	$28,556,601	$0	$34,638,955

Further details on the major security types listed above can be found in the Schedule of Investments.

As of December 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Investments in securities sold short	$0	$(1,053,499)	$0	$(1,053,499)

NOTES TO FINANCIAL STATEMENTS continued

On December 31, 2009, the aggregate cost of securities for federal income tax purposes was $35,089,526. The gross unrealized appreciation and depreciation on securities based on tax cost was $95,118 and $545,689, respectively, with a net unrealized depreciation of $450,571.

As of December 31, 2009, the Fund had $7,417,711 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2013	2014	2015	2016	2017

$35,457	$365,353	$159,498	$2,098,257	$4,759,146

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2009, the Fund incurred and will elect to defer post-October losses of $235,131.

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2009, the Fund entered into credit default and total return contracts for speculative and hedging purposes, respectively.

As of December 31, 2009, the Fund did not have any open credit default swaps or total return swaps but had an average notional balance of $210,959 and $129,315, respectively, during the year ended December 31, 2009.

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 was as follows:

	Amount of Realized Gains or Losses on Derivatives

	Credit
	Default	Total Return
Derivatives not accounted for as hedging instruments	Swaps	Swaps	Total

Interest rate contracts	$0	$(106,743)	$(106,743)
Credit contracts	(623,763)	0	(623,763)

	$(623,763)	$(106,743)	$(730,506)

	Change in Unrealized Gains or Losses on Derivatives

	Credit
	Default	Total Return
Derivatives not accounted for as hedging instruments	Swaps	Swaps	Total

Interest rate contracts	$0	$(135,932)	$(135,932)
Credit contracts	431,837	0	431,837

	$431,837	$(135,932)	$295,905

NOTES TO FINANCIAL STATEMENTS continued

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2009, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

		Capital Loss
		Carryovers
		and
Undistributed	Unrealized	Post-October	Temporary Book/
Ordinary Income	Depreciation	Losses	Tax Differences

$38,491	$440,073	$7,652,842	$(1,036)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2009	2008

Ordinary Income	$548,978	$436,677
Return of Capital	0	196,140

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended December 31, 2009, the Fund had no borrowings.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain nonagency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different

NOTES TO FINANCIAL STATEMENTS continued

points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

13. SUBSEQUENT EVENTS

At a meeting of the Board of Trustees held on December 30, 2009, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Advantage VT Total Return Bond Fund, a series of Wells Fargo Variable Trust, will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Advantage VT Total Return Bond Fund.

A special meeting of shareholders of the Fund will be held in June 2010 to consider and vote on the Plan. On or about April 2010, materials for this meeting will be mailed to shareholders of record on March 10, 2010. If approved by shareholders at this meeting, the reorganization will take place in July 2010.

Effective January 4, 2010, Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo & Company, replaced EIS as the distributor for the Fund.

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities and non-listed preferred stocks from mean to bid prices. The change was the result of EIMC’s analysis of which price estimate (mean or bid) provided the better estimate of value. The impact to the net asset value (NAV) per share of the Fund on the day of the change was less than $0.01.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for

NOTES TO FINANCIAL STATEMENTS continued

Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Core Bond Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Core Bond Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 26, 2010

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Tattersall Advisory Group, Inc. (“TAG” or the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA Core Bond Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC, the Sub-Advisor, and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds,

ADDITIONAL INFORMATION (unaudited) continued

their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve

ADDITIONAL INFORMATION (unaudited) continued

as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with EIMC’s and the Sub-Advisor’s respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2008, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, the Barclays Capital Aggregate Bond Index, and had performed in the fifth quintile of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees noted that the Fund’s performance had suffered in recent periods due to significant exposure to mortgage-backed securities. The Trustees also noted that EIMC has taken steps to improve the Fund’s performance. The Trustees concluded that the remedial measures being undertaken by EIMC in light of the Fund’s relative underperformance were sufficient under the circumstances to support continuation of the advisory agreements. In light of the potential for the departure of key investment personnel at TAG and the possibility that EIMC would propose that a new sub-advisor be retained on behalf of the Fund, the Trustees approved the continuation of the Fund’s current sub-advisory agreement until

ADDITIONAL INFORMATION (unaudited) continued

November 30, 2009, rather than for a full year. (Please see “Matters Relating to Approval of Interim and Definitive Sub-Advisory Agreements” below.)

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund.

ADDITIONAL INFORMATION (unaudited) continued

They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

Matters Relating to Approval of Interim and Definitive Sub-Advisory Agreements. In November 2009, EIMC recommended that the Trustees approve interim and definitive investment sub-advisory agreements for the Fund, under which Wells Capital Management Incorporated (“Wells Cap”) would serve as sub-adviser, replacing TAG. This was due in large part to the expected departure of key personnel from TAG. On November 18, 2009, the Board of Trustees approved an interim investment sub-advisory agreement, effective December 1, 2009, under which Wells Cap would serve as sub-adviser to the Fund for up to 150 days. The Trustees also approved a definitive investment sub-advisory agreement, which would become effective upon shareholder approval, and recommended that shareholders of the Fund approve the definitive investment sub-advisory agreement at a meeting expected to be held in early 2010.

In considering whether to approve the interim and definitive sub-advisory agreements, the Trustees took into account that they had recently approved the annual continuation of the Fund’s existing investment advisory and sub-advisory agreements in September 2009, as described above. The Trustees noted that EIMC would remain the investment adviser to the Fund, with overall responsibility to the Fund for its investment program. The Trustees reviewed the terms of the interim sub-advisory agreement, noting that the terms were generally identical to those of the Fund’s investment sub-advisory agreement then in effect (but for provisions required by law to be included in the interim agreement). They also reviewed the terms of the definitive sub-advisory agreement, noting that, while there were certain differences between the definitive sub-advisory agreement and the sub-advisory agreement then in place with TAG, the differences should not be seen to affect the advisability of entering into the sub-advisory agreement with Wells Cap.

The Trustees considered information about the groups within Wells Cap proposed to provide sub-advisory services to the Fund, considering the experience of the investment professionals, the resources available to them, and their experience and track records managing similar portfolios, among other things. The Trustees discussed Wells Cap with EIMC’s Chief Investment Officer, who also served as the Chief Investment Officer for fixed income within the Wells Fargo investment management organization and who had responsibility for oversight of TAG and the fixed income investment teams within Wells Cap. During these discussions and in the course of their review of information, the Trustees considered the fees to be paid under the interim and definitive sub-advisory agreements, the nature and quality of services that the Fund received from TAG and might

ADDITIONAL INFORMATION (unaudited) continued

expect to receive from Wells Cap, and the relative stability of the TAG and Wells Cap organizations, as well as other matters that the Trustees considered to have a bearing upon the agreements. It was noted that EIMC committed that the Fund would not bear the expense related to soliciting shareholder approval for the definitive sub-advisory agreement.

Based on the foregoing, the Fund’s Board of Trustees approved the interim and definitive sub-advisory agreements with Wells Cap, and recommended that shareholders approve the definitive sub-advisory agreement so that the Fund may continue to receive investment sub-advisory services from Wells Cap.

TRUSTEES AND OFFICERS

TRUSTEES[1]
K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

120011 564974 rv7 02/2010

Item 2 - Code of Ethics

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.
(c)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the series of the Registrant’s annual financial statements for the fiscal years ended December, 2009 and December, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$244,900	$226,600
Audit-related fees	$0	$0
Tax fees (1)	$0	$8,227
Non-audit fees (2)	$315,000	$936,736
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Variable Annuity Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: March 1, 2010

By:	/s/ Jeremy DePalma

Jeremy DePalma
Principal Financial Officer

Date: March 1, 2010